CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Intelligroup, Inc.:

     As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-KSB, into the Company's previously filed Registration Statement File No. 333-31809.


                                          ARTHUR ANDERSEN LLP

Princeton, New Jersey
March 27, 1998